UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2007 (August 9, 2007)

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31255	59-2857021
(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive, Bonita Springs, FL	34134
(Address of Principal Executive Offices)	(Zip Code)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 10, 2007, upon the recommendation of the Executive Compensation Committee, the Board of Directors of WCI Communities, Inc. (the “Company”) approved amendments to the Termination and Severance Agreement with Jerry L. Starkey and the Severance and Nonsolicitation Agreements with James P. Dietz, David L. Fry, Christopher J. Hanlon and two other executive officers (i) to conform the definition of “Change in Control” therein to the definition of “Change in Control” in the Company’s 2004 Stock Incentive Plan, which is the same definition that applies to all compensation arrangements with the Company’s other officers and employees, and (ii) to bring such agreements into written compliance with Section 409A of the Internal Revenue Code (“Code Section 409A”), which is required to be done by December 31, 2007. The Board also approved amendments to other compensation arrangements of the Company to bring them into written compliance with Code Section 409A, including the Severance and Nonsolicitation Agreement with Albert F. Moscato, Jr. and amendments to the 2004 Stock Incentive Plan, the 2007 Management Incentive Compensation Plan, and the Senior Management Incentive Compensation Plan.

On August 9, 2007, the Executive Compensation Committee approved a special retention bonus of up to $100,000 to the Company’s principal financial officer, James P. Dietz. Provided Mr. Dietz remains employed by the Company on the applicable vesting dates, $50,000 will be earned and vested upon the filing with the Securities and Exchange Commission (SEC) of the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2007, and $50,000 will be earned and vested upon the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ending December 31, 2007. The retention bonus installments are payable within 10 business days after the applicable vesting dates.

Copies of the Amendment to the Termination and Severance Agreement with Mr. Starkey, the Amendments to the Severance and Nonsolicitation Agreements with Messrs. Dietz, Fry, Hanlon and Moscato, the Amendment to the 2004 Stock Incentive Plan, the restated 2007 Management Incentive Compensation Plan, the Amendment to the Senior Management Incentive Compensation Plan, and the Retention Bonus letter to Mr. Dietz are attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment to Termination and Severance Agreement with Jerry L. Starkey

10.2	Amendment to Severance and Nonsolicitation Agreement with James P. Dietz

10.3	Amendment to Severance and Nonsolicitation Agreement with David L. Fry

10.4	Amendment to Severance and Nonsolicitation Agreement with Christopher J. Hanlon

10.5	Amendment to Severance and Nonsolicitation Agreement with Albert F. Moscato, Jr.

10.6	Amendment to the 2004 Stock Incentive Plan of WCI Communities, Inc.

10.7	2007 Management Incentive Compensation Plan

10.8	Amendment to the WCI Communities, Inc. Senior Management Incentive Compensation Plan

10.9	Retention Bonus Letter to James P. Dietz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

By:	/s/ Paul D. Appolonia
Paul D. Appolonia
Senior Vice President, Human Resources

Date: August 15, 2007